Exhibit 99.2

Name of Joint Filer:
Address of Joint Filer:

Relationship of Joint Filer to Issuer:
Issuer Name and Ticker or Trading Symbol:

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):
Designated Filer:

Signature:

ADVENT INTERNATIONAL GPE VIII LIMITED PARTNERSHIP
By: GPE VIII GP S.a.r.l., its General Partner
By: Advent International GPE VIII, LLC, its Manager
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date
Joint Filer Information

Advent International GPE VIII Limited Partnership c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
10% Owner
First Watch Restaurant Group, Inc. [ FWRG ]

November 13, 2024
Advent International, L.P.

/s/ Justin Nuccio
Justin Nuccio, Manager

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-B-1 Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P. Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-B-1 LIMITED PARTNERSHIP
By: GPE VIII GP S.a.r.l., its General Partner
By: Advent International GPE VIII, LLC, its Manager	/s/ Justin Nuccio
By: Advent International, L.P., its Manager	Justin Nuccio, Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-B-2 Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P. Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-B-2 LIMITED PARTNERSHIP
By: GPE VIII GP S.a.r.l., its General Partner
By: Advent International GPE VIII, LLC, its Manager	/s/ Justin Nuccio
By: Advent International, L.P., its Manager	Justin Nuccio, Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-B-3 Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P. Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-B-3 LIMITED PARTNERSHIP
By: GPE VIII GP S.a.r.l., its General Partner
By: Advent International GPE VIII, LLC, its Manager	/s/ Justin Nuccio
By: Advent International, L.P., its Manager	Justin Nuccio, Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-B Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P. Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-B LIMITED PARTNERSHIP
By: GPE VIII GP S.a.r.l., its General Partner
By: Advent International GPE VIII, LLC, its Manager	/s/ Justin Nuccio
By: Advent International, L.P., its Manager	Justin Nuccio, Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-C Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P. Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]
Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-C LIMITED PARTNERSHIP
By: GPE VIII GP S.a.r.l., its General Partner
By: Advent International GPE VIII, LLC, its Manager	/s/ Justin Nuccio
By: Advent International, L.P., its Manager	Justin Nuccio, Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-D Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P. Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]
Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-D LIMITED PARTNERSHIP
By: GPE VIII GP S.a.r.l., its General Partner
By: Advent International GPE VIII, LLC, its Manager	/s/ Justin Nuccio
By: Advent International, L.P., its Manager	Justin Nuccio, Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-F Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P. Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]
Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-F LIMITED PARTNERSHIP
By: GPE VIII GP S.a.r.l., its General Partner
By: Advent International GPE VIII, LLC, its Manager	/s/ Justin Nuccio
By: Advent International, L.P., its Manager	Justin Nuccio, Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-H Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P. Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]
Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-H LIMITED PARTNERSHIP
By: GPE VIII GP S.a.r.l., its General Partner
By: Advent International GPE VIII, LLC, its Manager	/s/ Justin Nuccio
By: Advent International, L.P., its Manager	Justin Nuccio, Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-I Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P. Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]
Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-I LIMITED PARTNERSHIP
By: GPE VIII GP S.a.r.l., its General Partner
By: Advent International GPE VIII, LLC, its Manager	/s/ Justin Nuccio
By: Advent International, L.P., its Manager	Justin Nuccio, Manager

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance
By: Advent International GP, LLC, its General Partner

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-J Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P. Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]
Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-J LIMITED PARTNERSHIP
By: GPE VIII GP S.a.r.l., its General Partner
By: Advent International GPE VIII, LLC, its Manager	/s/ Justin Nuccio
By: Advent International, L.P., its Manager	Justin Nuccio, Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:
Address of Joint Filer:

Relationship of Joint Filer to Issuer:
Issuer Name and Ticker or Trading Symbol:

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):
Designated Filer:

Signature:

GPE VIII GP S.Ä.R.L.
By: Advent International GPE VIII, LLC, its Manager
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date
GPE VIII GP S.ar.l.
c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
10% Owner
First Watch Restaurant Group, Inc. [ FWRG ]

November 13, 2024
Advent International, L.P.

/s/ Justin Nuccio
Justin Nuccio, Manager

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-A Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-A LIMITED PARTNERSHIP
By: GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-E Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-E LIMITED PARTNERSHIP
By: GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance
November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-G Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-G LIMITED PARTNERSHIP
By: GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-K Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-K LIMITED PARTNERSHIP
By: GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-L Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-L LIMITED PARTNERSHIP
By: GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	GPE VIII GP Limited Partnership c/o Advent
Address of Joint Filer:	International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

GPE VIII GP LIMITED PARTNERSHIP
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent Partners GPE VIII Limited Partnership
Address of Joint Filer:	c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT PARTNERS GPE VIII LIMITED PARTNERSHIP
By: AP GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent Partners GPE VIII Cayman Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:
ADVENT PARTNERS GPE VIII CAYMAN LIMITED PARTNERSHIP
By: AP GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent Partners GPE VIII-A Limited Partnership
Address of Joint Filer:	c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT PARTNERS GPE VIII-A LIMITED PARTNERSHIP
By: AP GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent Partners GPE VIII-A Cayman Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT PARTNERS GPE VIII-A CAYMAN LIMITED PARTNERSHIP
By: AP GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent Partners GPE VIII-B Cayman Limited
Address of Joint Filer:	Partnership c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT PARTNERS GPE VIII-B CAYMAN LIMITED PARTNERSHIP
By: AP GPE VIII GP Limited Partnership, its General Partner
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:	AP GPE VIII GP Limited Partnership c/o Advent
Address of Joint Filer:	International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	First Watch Restaurant Group, Inc. [ FWRG ]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):	November 13, 2024
Designated Filer:	Advent International, L.P.

Signature:

AP GPE VIII GP LIMITED PARTNERSHIP
By: Advent International GPE VIII, LLC, its General Partner
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date

Joint Filer Information

Name of Joint Filer:
Address of Joint Filer:

Relationship of Joint Filer to Issuer:
Issuer Name and Ticker or Trading Symbol:

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):
Designated Filer:

Signature:

ADVENT INTERNATIONAL GPE VIII, LLC
By: Advent International, L.P., its Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date
Advent International GPE VIII, LLC c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
10% Owner
First Watch Restaurant Group, Inc. [ FWRG ]

November 13, 2024
Advent International, L.P

Joint Filer Information

Name of Joint Filer:
Address of Joint Filer:

Relationship of Joint Filer to Issuer:
Issuer Name and Ticker or Trading Symbol:

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):
Designated Filer:

Signature:

ADVENT INTERNATIONAL GP, LLC

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President, Finance

November 15, 2024
Date
Advent International GP, LLC c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
10% Owner
First Watch Restaurant Group, Inc. [ FWRG ]

November 13, 2024
Advent International, L.P.